UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2007

LCC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21213 (Commission File Number)	54-1807038 (IRS Employer Identification Number)

7925 Jones Branch Drive, McLean, VA (Address of principal executive offices)		22102 (Zip Code)

Registrant’s telephone number, including area code: (703) 873-2000

Not applicable
(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 29,2007, LCC International, Inc. issued a press release announcing an anticipated delay in filing its annual report on Form 10-K for the year ended December 31, 2006.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference to this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated March 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

March 29, 2007	By:	/s/ Louis Salamone, Jr.
Name: Louis Salamone, Jr. Title: Executive Vice President, Chief Financial Officer and Treasurer

FOR IMMEDIATE RELEASE

LCC Contact:

Kenny Young

Senior Vice President and Chief Marketing Officer

kenny_young@lcc.com

+1.703.873.2075

LCC Delays Filing Its Annual Report on Form 10-K

McLean, Virginia, March 29, 2007 -- LCC International Inc., (NASDAQ: LCCI) a global leader in wireless turn-key services, announced today that it will delay the filing of its annual report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) with the U.S. Securities and Exchange Commission, which includes its annual financial statements for 2006.

LCC is unable to file the 2006 Form 10-K by the prescribed date due to the need for additional time for LCC’s management to complete its assessment of the effectiveness of its internal controls over financial reporting and for its auditors, KPMG LLP, to complete its required testing and review procedures with respect to such internal controls as of December 31, 2006 in accordance with Section 404 of the Sarbanes Oxley Act (SOX) of 2002 and to complete any other remaining items necessary for filing the Form 10K.

LCC expects to complete the steps necessary to file the 2006 Form 10-K no later than April 30, 2007, which is the date by which LCC is required to provide audited financial statements to its lender.

About LCC International, Inc.

LCC International, Inc. is a global leader in voice and data design, deployment and management solutions to the wireless telecommunications industry. The Company has worked with all major access technologies and has participated in the success of some of the largest and most sophisticated wireless systems in the world. Through an integrated set of technical business consulting, training, design, deployment, operations and maintenance services, LCC is unique in its ability to provide comprehensive turnkey services to wireless operators around the world. News and additional information are available at www.lcc.com.

Cautionary Note regarding forward-looking statements under the Private Securities Litigation Reform Act of 1995:

Information in this release regarding LCC’s expectations, beliefs, and intentions are forward-looking statements that involve risks and uncertainties. These statements include statements about LCC’s expected filing its 2006 Form 10-K. All forward-looking statements included in this release are based upon information available to LCC as of the date of this release, which may change, and LCC assumes no obligation to update any such forward-looking statement. These statements are not guarantees.

Factors that could cause or contribute to differences from such expectations include, but are not limited to, delays in the development, commercialization or market acceptance of new offerings and other factors that may affect our business are discussed in LCC’s filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and our quarterly reports on Form 10-Q.

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Copyright © 2006 LCC International, Inc. All rights reserved. LCC and LCC International are registered trademarks of LCC, International. WiView and ‘The knowledge that powers the network’ are trademarks of LCC, International. All other company and product names may be the subject of intellectual property rights reserved by third parties.